UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21791

Name of Fund:   Global Income & Currency Fund Inc. (GCF)

Fund Address:   4 World Financial Center, 6th Floor, New York, New York 10080.

Name and address of agent for service:   Justin C. Ferri, Chief Executive Officer, Global Income & Currency Fund

              Inc., 4 World Financial Center, 6th Floor, New York, New York 10080.

Registrant’s telephone number, including area code:   (877) 449-4742

Date of fiscal year end: December 31, 2010

Date of reporting period: June 30, 2010

Item 1 – Report to Stockholders

Global Income & Currency Fund Inc.

Semi-Annual Report

(Unaudited)

June 30, 2010

IQ INVESTMENT ADVISORS

NUVEEN Investments

Fund Profile as of June 30, 2010 (unaudited)

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	GCF
Initial Offering Date	April 28, 2006
Yield on Closing Market Price as of June 30, 2010 ($13.95)*	5.81%
Current Quarterly Distribution per share of Common Stock**	$0.2025
Current Annualized Distribution per share of Common Stock**	$0.8100
*	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price as of June 30, 2010. Past performance does not guarantee future results.

**	The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital at fiscal year end.

The table below summarizes the changes in the Fund’s market price and net asset value for the six-month period:

	6/30/10 (a)	12/31/09	Change (b)	High	Low
Market Price (c)	$13.95	$14.04	(0.64%)	$14.63	$13.36
Net Asset Value	$15.80	$15.77	0.19%	$16.11	$15.51
(a)	For the six-month period, the Common Stock of the Fund had a total investment return of 3.06% based on net asset value per share and 2.21% based on market price per share, assuming reinvestment of distributions.

(b)	Does not include reinvestment of dividends.

(c)	Primary Exchange Price, NYSE.

Portfolio Information

Notional Exposure by Country †	Percent of Net Assets
United States	100.8%
Indonesia	13.4
Brazil	12.6
Mexico	12.5
Australia	10.6
New Zealand	0.2

†	This table denotes the notional exposure of Fund investments by country as a percentage of net assets of the Fund. For additional detail on the Fund’s holdings, please refer to the “Schedule of Investments” section included in this report.

2	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2010

Schedule of Investments as of June 30, 2010 (unaudited)	(Percentages shown are based on Net Assets)

Short-Term Securities	Maturity Date	Discount Rate	Face Amount	Value
United States — 100.8%
U.S. Government & Agency Obligations** — 97.9%
Fannie Mae	9/03/10	0.17%	$2,000,000	$1,999,644
Fannie Mae	12/01/10	0.40%	4,000,000	3,996,260
Fannie Mae	4/01/11	0.50%	5,000,000	4,986,300
Fannie Mae	4/28/11	0.50%	1,000,000	996,990
Federal Farm Credit Banks	3/17/11	1.80%	3,000,000	3,029,670
Federal Home Loan Banks	7/07/10	0.18%	4,000,000	3,999,980
Federal Home Loan Banks	7/08/10	0.14%	2,000,000	1,999,988
Federal Home Loan Banks	8/04/10	0.17%	5,000,000	4,999,715
Federal Home Loan Banks	8/18/10	0.21%	5,000,000	4,999,600
Federal Home Loan Banks	9/17/10	0.37%	7,000,000	6,998,481
Federal Home Loan Banks	9/27/10	0.14%	4,000,000	3,999,024
Federal Home Loan Banks	10/20/10	0.28%	5,000,000	4,997,690
Federal Home Loan Banks	12/01/10	0.32%	3,270,000	3,266,943
Federal Home Loan Banks	1/06/11	0.38%	4,000,000	4,001,452
Federal Home Loan Banks	1/25/11	0.28%	4,000,000	3,993,992
Federal Home Loan Banks	2/03/11	0.27%	2,000,000	1,996,624
Federal Home Loan Banks	2/14/11	0.38%	5,000,000	4,991,135
Federal Home Loan Banks	4/28/11	0.48%	5,017,000	5,001,899
Federal Home Loan Banks	6/15/11	0.43%	5,000,000	4,979,155
U.S. Treasury Bills	10/21/10	0.23%	9,000,000	8,995,518
U.S. Treasury Notes	2/28/11	0.88%	3,000,000	3,011,601
	Total U.S. Government & Agency Obligations			87,241,661

Short-Term Securities	Shares Held
Mutual Funds—2.9%
AIM Short-Term Investment Trust — Liquid Assets Portfolio — Institutional Class, 0.21% (a)	2,622,888	2,622,888
Total Investments (Net Cost — $89,831,850*) — 100.8%		89,864,549
Liabilities in Excess of Other Assets — (0.8%)		(724,999)

Net Assets — 100.0%		$89,139,550

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$89,831,850

Gross unrealized appreciation	$33,307
Gross unrealized depreciation	(608)

Net unrealized appreciation	$32,699

**	Certain U.S. Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown payable at fixed dates or upon maturity. The interest rates shown are rates in effect at June 30, 2010.

(a)	Represents the current yield as of June 30, 2010.

See Notes to Financial Statements.

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2010	3

Schedule of Investments (concluded)

Forward foreign exchange contracts as of June 30, 2010 were as follows:

Foreign Currency Purchased		Foreign Currency Sold		Settlement Date	Appreciation (Depreciation)
BRL	20,622,500	USD	11,300,000	7/02/10	$120,056
USD	11,533,837	BRL	20,622,500	7/02/10	113,781
JPY	1,160,943,750	USD	12,289,736	7/09/10	842,713
NZD	18,000,000	USD	13,075,650	7/09/10	(737,018)
USD	12,285,899	JPY	1,160,943,750	7/09/10	(846,550)
USD	12,915,360	NZD	18,000,000	7/09/10	576,728
MXN	140,409,500	USD	11,000,000	7/14/10	(157,966)
AUD	11,000,000	USD	9,463,850	7/16/10	(222,390)
BRL	20,622,500	USD	11,451,855	8/03/10	(110,321)
MXN	160,755,000	USD	12,962,022	8/04/10	(577,406)
USD	12,852,688	MXN	160,755,000	8/04/10	468,072
IDR	109,680,000,000	USD	11,947,712	10/01/10	(36,848)
Total Unrealized Depreciation on Forward Foreign Exchange Contracts — Net					$(567,149)

Currency Abbreviations:

AUD	Australian Dollar	MXN	Mexican New Peso
BRL	Brazilian Real	NZD	New Zealand Dollar
IDR	Indonesian Rupiah	USD	U.S. Dollar
JPY	Japanese Yen

Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1(a) of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Short-Term Securities[1]	$2,622,888	$87,241,661	—	$89,864,549
Total	$2,622,888	$87,241,661	—	$89,864,549

	Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency exchange contracts	—	$2,121,350	—	$2,121,350
Liabilities:
Foreign currency exchange contracts	—	(2,688,499)	—	(2,688,499)
Total	—	$(567,149)	—	$(567,149)

[1]	See above Schedule of Investments for values in each country.

[2]	Derivative financial instruments are forward foreign exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

4	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2010

Statement of Assets, Liabilities and Capital

As of June 30, 2010 (unaudited)

Assets

Investments in unaffiliated securities, at value (identified cost — $89,831,850)		$89,864,549
Unrealized appreciation on forward foreign exchange contracts		2,121,350
Foreign cash (cost — $618)		620
Receivables:
Forward foreign exchange contracts	$142,145
Interest receivable	29,261	171,406

Prepaid expenses		12,169

Total assets		92,170,094

Liabilities

Unrealized depreciation on forward foreign exchange contracts		2,688,499
Payables:
Dividends to stockholders	158,548
Investment advisory fees	66,780
Forward foreign exchange contracts	62,850	288,178

Accrued expenses		53,867

Total liabilities		3,030,544

Net Assets

Net assets		$89,139,550

Capital

Common Stock, par value $.001 per share, 100,000,000 shares authorized		$5,643
Paid-in capital in excess of par		95,959,673
Accumulated distributions in excess of investment income — net	$(4,444,518)
Accumulated realized capital losses — net	(1,846,800)
Unrealized depreciation — net	(534,448)

Total accumulated losses — net		(6,825,766)

Total capital — Equivalent to $15.80 per share based on 5,642,617 shares of Common Stock outstanding (market price — $13.95)		$89,139,550

See Notes to Financial Statements.

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2010	5

Statement of Operations

For the Six Months Ended June 30, 2010 (unaudited)

Investment Income

Interest		$639,890
Dividends		1,336

Total income		641,226

Expenses

Investment advisory fees	$419,293
Professional fees	39,905
Directors’ fees and expenses	31,408
Custodian fees	18,518
Transfer agent fees	13,742
Repurchase offer	13,252
Accounting services	12,658
Listing fees	11,944
Printing and stockholder reports	9,770
Insurance	7,280
Other	5,636

Total expenses		583,406

Investment income — net		57,820

Realized & Unrealized Gain (Loss) — Net
Realized gain on:
Investments — net	2,581,522
Foreign currency transactions — net	1,249,674	3,831,196

Change in unrealized appreciation/depreciation on:
Investments — net	(2,114,188)
Foreign currency transactions — net	759,905	(1,354,283)

Total realized and unrealized gain — net		2,476,913

Net Increase in Net Assets Resulting from Operations		$2,534,733

See Notes to Financial Statements.

6	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2010

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2010 (unaudited)	For the Year Ended December 31, 2009
Operations

Investment income — net	$57,820	$1,804,896
Realized gain (loss) — net	3,831,196	(5,295,340)
Change in unrealized appreciation/depreciation — net	(1,354,283)	4,727,342

Net increase in net assets resulting from operations	2,534,733	1,236,898

Dividends & Distributions to Stockholders

Investment income — net	(2,412,219)**	—
Tax return of capital	—	(5,145,167)

Net decrease in net assets resulting from dividends and distributions to stockholders	(2,412,219)	(5,145,167)

Common Stock Transactions

Net redemption of Common Stock resulting from a repurchase offer (including $27,631 and $29,698 of repurchase fees, respectively)	(9,840,672)	(5,391,824)

Net Assets

Total decrease in net assets	(9,718,158)	(9,300,093)
Beginning of period	98,857,708	108,157,801

End of period*	$89,139,550	$98,857,708

* Accumulated distributions in excess of investment income — net	$(4,444,518)	$(2,090,119)

** A substantial portion of the dividends from net investment income may be deemed a tax return of capital at fiscal year end.

See Notes to Financial Statements.

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2010	7

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.	For the Six Months Ended June 30, 2010 (unaudited)		For the Year Ended December 31,						For the Period April 28, 2006(a) to December 31, 2006
			2009		2008		2007

Per Share Operating Performance

Net asset value, beginning of period	$15.77		$16.39		$18.58		$19.09		$19.10

Investment income — net(b)	.01		.28		.78		1.16		.71
Realized and unrealized gain (loss) — net	.43	(c)	(.09	)(c)	(1.52	)(c)	.35	(c)	.30

Total from investment operations	.44		.19		(.74)		1.51		1.01

Less dividends and distributions from:
Investment income — net	(.41	)(d)	—		(1.03)		(2.02)		(.74)
Realized gain — net	—		—		—		—		(.21)
Tax return of capital	—		(.81)		(.42)		—		(.03)

Total dividends and distributions	(.41)		(.81)		(1.45)		(2.02)		(.98)

Offering costs resulting from the issuance of Common Stock	—		—		—		—		(.04)

Net asset value, end of period	$15.80		$15.77		$16.39		$18.58		$19.09

Market price per share, end of period	$13.95		$14.04		$13.97		$17.55		$18.05

Total Investment Return(e)

Based on net asset value per share	3.06%	(f)	1.90%		(3.06%	)	8.60%		5.48%	(f)

Based on market price per share	2.21%	(f)	6.44%		(12.52%	)	8.49%		(4.76%	)(f)

Ratios to Average Net Assets

Expenses	1.25%	(g)	1.22%		1.20%		1.16%	(h)	1.19%	(g)

Investment income — net	.12%	(g)	1.71%		4.35%		5.99%		5.45%	(g)

Supplemental Data

Net assets, end of period (in thousands)	$89,140		$98,858		$108,158		$129,045		$140,415

Portfolio turnover(i)	0%		0%		0%		0%		0%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Includes repurchase offer fees, which are less than $.01 per share.
(d)	A portion of the distributions from net investment income may be deemed a tax return of capital at fiscal year end.
(e)

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(f)	Aggregate total investment return.
(g)	Annualized.
(h)	In 2007, a reimbursement of expenses in the amount of $10,464 had no impact on expense ratios.
(i)

Portfolio turnover is calculated based upon long-term investments. All of the securities held in the portfolio have been classified as short-term investments because the maturity dates at the time of acquisition were one year or less, and therefore, the portfolio turnover is zero.

See Notes to Financial Statements.

8	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2010

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies:

Global Income & Currency Fund Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund’s financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund’s Common Stock Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol GCF.

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure derivative investments as defined below as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments — Debt securities are traded primarily in the over-the-counter (“OTC”) markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed-income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund’s Board of Directors.

(b) Foreign currency transactions — Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund may invest in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. entities.

(c) Derivative financial instruments — The Fund may engage in various portfolio investment strategies, including derivative financial instruments, to increase the return of the Fund. Losses may arise due to changes in the value of the contract resulting from an unfavorable price change in the underlying security or index, or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

The Fund utilizes derivatives to enhance return and management has determined the use of derivative instruments is not designed to hedge security positions. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, interest rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2010	9

Notes to Financial Statements (unaudited) (continued)

Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Derivative instruments utilized by the Fund are defined below and delineated in the Statement of Assets, Liabilities and

Capital and Statement of Operations of the Fund. As the Fund utilized more than one type of derivative in the period covered by this report, the following table summarizes the use of derivative investments in the current period:

Statement of Assets, Liabilities and Capital as of June 30, 2010

Derivatives not accounted for as hedging instruments	Assets	Amount	Liabilities	Amount
Currency Forward Exchange Contracts	Unrealized appreciation on forward foreign exchange contracts	$2,121,350	Unrealized depreciation on forward foreign exchange contracts	$2,688,499

Statement of Operations for the six months ended June 30, 2010

Derivatives not accounted for as hedging instruments	Realized gain	Change in unrealized appreciation (depreciation)
Currency Forward Exchange Contracts	$1,337,998	$774,333

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Foreign currency exchange contracts:
Average number of contracts-US dollars purchased	9
Average number of contracts-US dollars sold	9
Average US dollar amounts purchased	$99,825,431
Average US dollar amounts sold	$108,519,124

•

Forward foreign exchange contracts — The Fund will enter into forward foreign exchange contracts which include, but are not limited to, cash settled currency forward contracts including non-deliverable currency forward contracts. The contracts are marked-to-market daily and any change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. To the extent necessary, certain debt securities will serve as collateral for the Fund’s currency contracts.

(d) Income taxation — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

Management has evaluated the tax status of the Fund, and has determined that taxes do not have a material impact on the Fund’s financial statements. The Fund files U.S. and various state tax returns. To the best of the Fund’s knowledge, no income tax returns are currently under examination. All tax years of the Fund are open at this time.

(e) Security transactions and investment income — Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions — Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. For the current period ended June 30, 2010, Fund management believes it is likely total dividends and distributions may exceed net investment income and accumulated realized capital gains, resulting in a portion of the total distribution treated as a tax return of capital. Portions of the distributions paid by the Fund during the year ended December 31, 2009 were characterized as a tax return of capital.

2. Investment Advisory and Management Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC (“IQ Advisors”), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML & Co.”), which is a wholly owned subsidiary of Bank of America Corporation (“Bank of America”). IQ Advisors is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ Advisors provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate equal to .90% of the average daily value of the Fund’s net assets, plus borrowings for leverage and other investment purposes.

10	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2010

Notes to Financial Statements (unaudited) (concluded)

IQ Advisors has entered into a Subadvisory Agreement with Nuveen Asset Management (“NAM”). Pursuant to the agreement, NAM provides certain investment advisory services to IQ Advisors with respect to the Fund. For such services, IQ Advisors pays NAM a monthly fee at an annual rate equal to .40% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes. There is no increase in aggregate fees paid by the Fund for these services.

At a meeting held on June 18, 2010, the Board of Directors of the Fund approved a new investment advisory agreement between the Fund and NAM. No subadvisory arrangement is proposed for the Fund because NAM will manage the assets of the Fund directly and will not employ a subadviser for the Fund. The Board also nominated a new slate of directors (the “Director Nominees”). In connection with these actions, the Board called two special meetings of stockholders of the Fund. The first special meeting is called to seek approval of the new investment advisory agreement. The second special meeting is called for the election of the Director Nominees. More information regarding these actions will be available in the Fund’s proxy statement that will be filed with the Securities and Exchange Commission.

IQ Advisors has entered into an Administration Agreement with Princeton Administrators, LLC (the “Administrator”). The Administration Agreement provides that IQ Advisors pays the Administrator a fee from its investment advisory fee at an annual rate equal to .12% of the average daily value of the Fund’s net assets plus borrowings for leverage and other investment purposes for the performance of administrative and other services necessary for the operation of the Fund. There is no increase in the aggregate fees paid by the Fund for these services. The Administrator is an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). ML & Co. has a substantial financial interest in BlackRock.

Certain officers of the Fund are officers and/or directors of IQ Advisors, Bank of America and/or ML & Co. or their affiliates.

3. Investments:

There were no purchases or sales of long-term investments for the six months ended June 30, 2010.

4. Common Stock Transactions:

The Fund’s Board of Directors has authorized the Fund to issue 100,000,000 shares of stock, all of which were initially classified as Common Stock, par value $.001. The Board of

Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended June 30, 2010 and the year ended December 31, 2009 decreased 626,957 and 329,977, respectively, as a result of a repurchase offer.

Subject to the approval of the Board of Directors, the Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.

With regard to repurchase fees, IQ Advisors will reimburse the Fund for the cost of expenses paid in excess of 2% of the value of the shares that are repurchased.

5. Capital Loss Carryforwards:

At December 31, 2009, the Fund had a net capital loss carryforward of $6,493,973, of which $3,235,195 expires in 2015, $3,256,006 expires in 2016 and $2,772 expires in 2017. This amount is available to offset like amounts of any future taxable capital gains.

6. Subsequent Events:

On July 19, 2010, NAM informed the Fund’s Board of Directors that it has named Mr. Steven Lee, Ms. Naomi Lynch and Mr. William Campbell as co-portfolio managers of the Fund with Mr. Andrew Stenwall.

7. Other Matters:

At a meeting held on March 16, 2010, the board of the Fund amended and restated the Fund’s bylaws to provide the board with greater discretion in setting the date of the Fund’s annual meeting. As a result of this change, the board has the flexibility to set the annual meeting date in any month of the year. Previously, the bylaws required the Fund to hold its annual meeting in April of each year. The amended bylaws also clarify the board’s ability to postpone or cancel a meeting of stockholders.

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2010	11

Fundamental Periodic Repurchase Policy

The Board of Directors approved a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals pursuant to Rule 23c-3 under the Investment Company Act (“Offers”). The Board of Directors may place such conditions and limitations on an Offer, as may be permitted under Rule 23c-3.

b) The repurchase request deadline for each Offer, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer, will be determined by reference to the fourth quarterly rebalancing date of the current annual period for the currency investments (as described in the Fund’s prospectus); and will be the fourteenth day prior to such exercise date; provided, that in the event that such day is not a business day, the repurchase request deadline will be the business day subsequent to the fourteenth day prior to the exercise date of the call spreads and written call options (the “Repurchase Request Deadline”).

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the “Repurchase Pricing Date”).

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

Under the terms of the Offer for the most recent annual period, the Fund offered to purchase up to 626,957 shares from stockholders at an amount per share equal to the Fund’s net asset value per share calculated as of the close of business of the New York Stock Exchange on Wednesday, April 28, 2010, ten business days after Wednesday, April 14, 2010, the Repurchase Request Deadline. As of April 28, 2010, 626,957 shares, or 10% of the Fund’s outstanding shares, were repurchased by the Fund at $15.74 per share (subject to a repurchase fee of up to 0.28% of the net asset value per share); the Fund’s net asset value per share was determined as of 4:00 p.m. EST, Wednesday, April 28, 2010.

12	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2010

Approval of New Management Agreement

IQ Investment Advisers LLC (“IQ Advisors”), the investment adviser to the Fund, has determined to discontinue the portion of its business involving the provision of investment management services to registered investment companies, such as the Fund. In light of this decision, IQ Advisors reviewed different options for the ongoing management of the Fund and, at the request of the Fund’s Board of Directors (the “Board”), evaluated several investment advisers as potential managers for the Fund. Upon careful review, IQ Advisors recommended that the Board consider Nuveen Asset Management (“NAM” or “Nuveen”) as a candidate to assume the role of investment adviser to the Fund.

At an in-person meeting held on June 18, 2010, the members of the Board, all of whom are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Directors”), approved an investment management agreement between the Fund and Nuveen (the “New Management Agreement”). No subadvisory arrangement is proposed for the Fund because Nuveen will manage the assets of the Fund directly and will not employ a subadviser for the Fund.

Board Considerations in Approving the New Management Agreement

The New Management Agreement was approved by the Board on behalf of the Fund after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Board authorized the submission of the New Management Agreement for consideration by the Fund’s stockholders.

The Approval Process — At telephonic and in-person meetings held in April, May and June of this year, the Board discussed the possible transition of services from IQ Advisors to Nuveen and information regarding the services to be provided by Nuveen under the proposed New Management Agreement for the Fund. During these meetings, the Board discussed aspects of the proposal with senior Nuveen representatives and independent board members of funds in the Nuveen registered fund complex.

In preparation for their consideration of the New Management Agreement, the Board received, in response to a written due diligence request prepared by the Board and its independent legal counsel and provided to Nuveen and IQ Advisors, a significant amount of information covering a range of issues and received, in response to their additional requests, further information in advance of and at the June 18, 2010 in-person Board meeting. To assist the Board in its consideration of the New Management Agreement, Nuveen provided materials and information about itself, including its history, management, investment, risk management and compliance capabilities and processes, and financial condition. In addition, the Board consulted with its independent legal counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

In considering whether to approve the New Management Agreement, the Board reviewed materials from counsel to the Fund and from Nuveen and IQ Advisors and its affiliates, including: (i) information concerning the services rendered to the Fund by IQ Advisors and its affiliates and information concerning the services to be rendered to the Fund by Nuveen and its affiliates; (ii) a report by management regarding the due diligence IQ Advisors and its affiliates conducted on Nuveen; (iii) information regarding the sharing of potential economies of scale; (iv) a memorandum outlining the legal duties of the Board under the 1940 Act; and (v) information from Lipper, Inc. (“Lipper”) comparing the Fund’s fee rate for advisory and administrative services to those of other closed-end funds selected by Lipper.

The Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors discussed below. The Directors, all of whom are Independent Directors, concluded that the terms of the New Management Agreement are appropriate, that the fee rates to be paid are reasonable in light of the services to be provided to the Fund, and that the New Management Agreement should be approved and recommended to Fund stockholders. In voting to approve the New Management Agreement, the Board considered in particular the following factors:

The nature, extent and quality of services to be provided by Nuveen and its affiliates — In connection with their consideration of the New Management Agreement, the Board considered representations by Nuveen that there would be no diminution in the scope of services required of or provided by Nuveen under the New Management Agreement for the Fund as compared to the scope of services provided by IQ Advisors under the Fund’s current investment management agreement with IQ Advisors (the “Current Management Agreement”). In reviewing the scope of these services at the May and June 2010 Board meetings, the Board considered Nuveen’s investment philosophy and experience, noting that Nuveen is a well-recognized closed-end fund sponsor. The Board also considered Nuveen’s investment processes and strategies,

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2010	13

Approval of New Management Agreement (continued)

matters related to Nuveen’s portfolio transaction policies and procedures, and Nuveen’s compliance program and its compliance record with respect to the funds in the IQ Advisors fund complex for which it or its affiliate serves as subadviser. The Board noted representations by Nuveen that it reports to its funds’ boards of directors about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the boards, and has made appropriate officers available as needed to provide further assistance with these matters. The Board noted that it expects that Nuveen will make these reports and have these discussions with respect to the Fund if it were to assume management of the Fund. The Board also reviewed information regarding Nuveen sponsored closed-end funds, to the extent such funds had similar investment objectives and strategies to the Fund. The Board noted that, except for the Nuveen-sponsored closed-end funds identified to the Board, Nuveen does not operate or manage any other accounts that are similar to the Fund. In addition to the investment management services to be provided to the Fund, the Board, at the June 18, 2010 Board meeting, considered that Nuveen also will provide certain non-management services to the Fund (such as marketing services and assistance in meeting legal and regulatory requirements) and other services necessary for the operation of the Fund.

In connection with the investment management services to be provided under the New Management Agreement, the Board took into account detailed discussions with representatives of Nuveen at the April and May 2010 Board meetings regarding the management of the Fund.

The Board noted the representations of IQ Advisors and Nuveen that the transition was not expected to have any adverse effect on the operations of the Fund. The Board also considered that the Fund and its stockholders may benefit from association with Nuveen, a well-recognized closed-end fund sponsor, and Nuveen’s closed-end fund market support program as well as Nuveen’s financial advisor and shareholder service platform. The Board discussed Nuveen’s current financial condition and ownership structure.

Based on the discussions held and the materials presented at the April, May and June 2010 Board meetings, the Board determined that the nature, extent and quality of the services to be provided by Nuveen under the New Management Agreement was comparable to the services provided by IQ Advisors under the Current Management Agreement and that the Board expects that the quality of such services will continue to be appropriate.

Investment performance of the Fund and Nuveen — The Board considered that if Nuveen is approved by stockholders as the investment adviser to the Fund, the investment operations of the Fund were expected to continue to be conducted by the same portfolio management teams as are currently in place. The Board also noted that the investment operations of the Fund, including its investment objective and investment strategies, are not expected to change as a result of the transition from IQ Advisors to Nuveen.

The Board considered the investment strategies used by the Fund. The Board also considered the innovative nature of the Fund. The Board, taking into account information it received regarding Nuveen-sponsored closed-end funds with similar investment objectives and strategies, noted the specialized nature of the Fund’s investment strategy and the inherent limitations in comparing the Fund’s investment performance to that of another investment company. The Board reviewed the Fund’s investment performance and compared such performance to the performance of a relevant reference index. The Board discussed the degree to which the Fund was achieving its investment objective. In particular, the Board noted that the Fund generally has performed as expected. As a result of their discussions and review, the Board concluded that the Fund’s performance was satisfactory.

The Board considered the history, experience, resources and strengths of Nuveen and its affiliates in managing its own closed-end fund complex and noted the historical performance of Nuveen or its affiliate as a subadviser to certain funds in the IQ Advisors fund complex. The Board noted that Nuveen’s experience in managing its existing closed-end funds would translate to its management role for the Fund. The Board further noted that Nuveen is well positioned to assume management of the Fund given its current and historical relationship with the Fund and other funds in the IQ Advisors fund complex.

Cost of services provided and profits to be realized by Nuveen and its affiliates from the relationship with the Fund — The Board discussed the potential for Nuveen to realize a profit from management of the Fund based on the proposed fees payable to Nuveen and its affiliates, and other sources of potential revenue and expense to Nuveen and its affiliates from the Fund’s operations. The Board also discussed with Fund management and representatives of Nuveen the potential ancillary benefits Nuveen might receive by managing the Fund. The Board reviewed information regarding potential economies of scale (as discussed below). It was noted that it was not possible to accurately predict the degree of

14	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2010

Approval of New Management Agreement (concluded)

profitability Nuveen might gain from its relationship with the Fund. The Board also noted that the new directors will be in a better position to evaluate the benefits Nuveen will receive from association with the Fund following the transition.

In evaluating the costs of the services to be provided by Nuveen under the New Management Agreement, the Board considered, among other things, whether advisory fee rates or other expenses would change as a result of Nuveen serving as investment adviser to the Fund. The Board noted that the New Management Agreements are similar to the Current Management Agreements. The Board also considered that the maximum fee rate payable to Nuveen under the New Management Agreements would be the same or lower than the fee rate payable to IQ Advisors under the Current Management Agreements. In addition, the Board further noted that Nuveen has agreed, through the earlier of August 1, 2012 or the termination of the New Management Agreement, to reimburse expenses (including management fees and other expenses) so that the Fund’s total operating expense ratio does not exceed the Fund’s total operating expense ratio for its 2009 fiscal year.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from the Fund’s potential association with Nuveen’s large closed-end fund complex. The Board noted that the New Management Agreements provide for breakpoints in the Fund’s investment management fee rates as the assets of the Fund and the assets held by the funds in the Nuveen registered fund complex increase. The Board also noted that the Fund, as a closed-end fund, generally does not gain additional assets through sales of Fund shares. The Board concluded that the structure of the investment management fee rates, with the breakpoints for the Fund under the New Management Agreements, reflected appropriate sharing of potential economies of scale with the Fund’s stockholders.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — The Board considered representations by IQ Advisors and Nuveen that the maximum fee rate payable to Nuveen under the New Management Agreement would be the same or lower than the fee rate payable to IQ Advisors under the Current Management Agreement. In addition, the Board noted that Nuveen agreed, through the earlier of

August 1, 2012 or the termination of the New Management Agreement, to reimburse expenses (including management fees and other expenses) so that the Fund’s total operating expense ratio does not exceed the Fund’s total operating expense ratio for its 2009 fiscal year. The Board also considered that the New Management Agreement contained breakpoints in the fee schedule, allowing for the possibility that the advisory fee rate paid by the Fund may decline in the future.

In considering the compensation to be paid to Nuveen, the Board referred to the materials presented and discussions held in connection with their considerations at the May 14, 2010 and June 18, 2010 Board meetings in connection with the New Management Agreement. The Board noted that in connection with such considerations it had received and reviewed a comparison of the fees paid under the New Management Agreement to the contracts of other investment advisers with respect to other closed-end investment companies. In particular, the Board noted that it evaluated the Fund’s contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds selected by Lipper. The Board was provided information from Lipper that showed that the maximum contractual management fee rate to be paid under the New Management Agreement is lower than the median contractual management fee rate charged by the Fund’s peers, as identified by Lipper. The Board also reviewed information regarding Nuveen-sponsored closed-end funds, to the extent such funds had similar investment objectives and strategies to the Fund. The Board reviewed information received from Nuveen regarding similar funds managed by Nuveen and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Fund.

Taking into account the totality of the information and materials provided to it at the May 14, 2010, June 18, 2010 and other prior meetings, the Board concluded that the management fee rates proposed under the New Management Agreement were reasonable for the services being rendered and in comparison to the data reflected in the Lipper materials.

Conclusion — The Board examined the totality of the information provided and did not identify any single factor discussed previously as controlling. After deliberating in executive session, the Board, which consists solely of Independent Directors, approved the New Management Agreement, concluding that the advisory fee rate was reasonable in relation to the services to be provided and that the New Management Agreement was in the best interests of the stockholders.

GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2010	15

Directors and Officers

Paul Glasserman, Director and Chairman of the Board

Steven W. Kohlhagen, Director and Chairman of the Audit Committee

Laura S. Unger, Director and Chairperson of the Nominating & Corporate Governance Committee

William J. Rainer, Director

Justin C. Ferri, President

James E. Hillman, Vice President and Treasurer

Colleen R. Rusch, Vice President and Secretary

Michelle H. Rhee, Chief Legal Officer

Robert M. Zakem, Chief Compliance Officer

Jeff E. McGoey, Vice President

Custodian

State Street Bank and Trust Company

P.O. Box 351

Boston, MA 02101

Transfer Agent

BNY Mellon Shareowner Services

480 Washington Boulevard

Jersey City, NJ 07310

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its stockholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.

16	GLOBAL INCOME & CURRENCY FUND INC.	JUNE 30, 2010

IQ INVESTMENT ADVISORS

www.IQIAFunds.com

Global Income & Currency Fund Inc. seeks to provide current income while also seeking total returns. The Fund seeks to achieve its investment objective by constructing and actively managing a portfolio of investments that provides long and short exposure to selected foreign currencies. There can be no assurance that the Fund will achieve its investment objective.

This report, including the financial information herein, is transmitted to stockholders of Global Income & Currency Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's website at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

GO PAPERLESS...
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Global Income & Currency Fund Inc.
4 World Financial Center, 6th Fl.
New York, NY 10080

#IQGCF — 06/10

Item 2  –  Code of Ethics – Not Applicable to this semi-annual report

Item 3  –  Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4  –  Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5  –  Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6  –  Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under

Item 1 of this form.

(b) Not Applicable since no such divestments occurred during the semi-annual period covered since the last report on Form N-CSR.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies –
(a) Not Applicable to this semi-annual report

(b) On July 19, 2010, Nuveen Asset Management (the “Subadviser”) informed the Board of Directors of the registrant (or the “Fund”) that it has named Mr. Steve Lee, Ms. Naomi Lynch and Mr. William Campbell as co-portfolio managers of the Fund with Mr. Andrew J. Stenwall.

As of July 19, 2010, the following individuals, along with Mr. Stenwall, at the Subadviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Mr. Steve Lee is responsible for the day-to-day management of the registrant’s portfolio since 2010.

Mr. Lee is responsible for FX and Derivative trading and is a member of the fund management team. He has been active in Global Macro strategies and FX trading since 1995. Most recently, he was a Senior Vice President and FX Trader with HSBC Bank USA. He began his career with Deutsche Bank on their Forward Currency desk and also worked as a portfolio manager at Vega Asset Management and Tribeca Global Investments in New York. He obtained his Bachelor of Arts, Economics and Mathematics from Yale University and his MBA in Finance from New York University, Stern School of Business.

Ms. Naomi Lynch is responsible for the day-to-day management of the registrant’s portfolio since 2010.

Ms. Lynch is responsible for Emerging Market research and is a member of the fund management team. She started her career at Murex as a Fixed Income Derivatives Consultant focusing on Emerging Markets and Asset Management. Most recently, Ms. Lynch was an Associate at Credit Suisse. She obtained her Bachelor of Arts, with a major in International Business from the University of Western Ontario and her MBA with concentrations in Finance, Accounting and Strategic Management from the University of Chicago, Graduate School of Business.

Mr. William Campbell is responsible for the day-to-day management of the registrant’s portfolio since 2010.

Mr. Campbell is a member of the Quantitative Research Group where his responsibilities include identification of trading strategies and risk control modeling. He joined Nuveen Asset Management in Los Angeles in 2006 after working in Risk Management for Nuveen in Chicago. Prior to joining Nuveen, he was a Senior Investment Analyst in the Global Investment Strategies Group at John Hancock Financial. Mr. Campbell earned his B.A. in English, as well as his B.S. in Business Economics and International Business, from Pennsylvania State University. He obtained his M.A. in Mathematical Finance from Boston University.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Other Accounts Managed by Portfolio Manager(s) or Management team member as of July 31, 2010

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Steve Lee	5	0	0	0	0	0

	$1,264.5 million	$0	$0	$0	$0	$0

Naomi Lynch	0	0	0	0	0	0

	$0	$0	$0	$0	$0	$0

William Campbell	0	0	0	0	0	0

	$0	$0	$0	$0	$0	$0

Potential Material Conflicts of Interest

The Subadviser’s Taxable Fixed Income Team’s simultaneous management of the Fund and the other registered investment companies and other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities and Currency Investments (as defined in the Fund’s Prospectus) orders placed on behalf of the Fund. The Subadviser has adopted several policies that address such potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio trades under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time, and (3) compliance with applicable regulatory requirements.

All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Subadviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

COMPENSATION

The Portfolio Managers’ compensation is as follows for Steve Lee, Naomi Lynch and William Campbell as of July 31, 2010:

Salary and Cash Bonus. In addition to a salary and other guaranteed compensation, each member of the investment team is eligible to receive an annual cash bonus. The level of these bonuses and year to year changes to base compensation are based upon evaluations and determinations made by Mr. Stenwall for all team members reporting to him, and for all team members, including Mr. Stenwall, upon evaluations and determinations made by the CEO and President of the Subadviser’s parent company, Nuveen Investments, Inc. These reviews and evaluations take into account a number of factors, including the effectiveness of the team’s investment strategies, the performance of the accounts for which the team serves as portfolio management relative to any benchmarks established for the accounts (which for the Fund will be Fund’s ability to meet the Fund’s investment objective), the team’s and the individual’s effectiveness in communicating investment performance to shareholders and their representatives, the team’s and the individual’s contribution to the Subadviser’s investment process and execution of investment strategies, and the team’s overall assets under management. The cash bonus component is also impacted by the overall performance of the parent company in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners, LLC in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen’s parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers

SECURITIES OWNERSHIP

The following table discloses the dollar range of equity securities of the Fund beneficially owned by each Portfolio Manager as of July 31, 2010:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Steve Lee	0
Naomi Lynch	0
William Campbell	0

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approx. Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
January 1-31, 2010
February 1-28, 2010
March 1-31, 2010
Apri1 1-30, 2010	626,957	$15.74 per Share[1]	626,957[2]	0
May 1-31, 2010
June 1-30, 2010
Total:	626,957	$15.74 per Share[1]	626,957[2]	0

1 Subject to a repurchase fee of up to 0.28% of the net asset value per share.

2 On March 3, 2010, the repurchase offer was announced to repurchase up to 10% of outstanding shares. The expiration date of the offer was April 14, 2010. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

Item 10 –	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –   Controls and Procedures

11(a) –	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –   Exhibits attached hereto

12(a)(1) –   Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –   Certifications – Attached hereto

12(a)(3) –   Not Applicable

12(b) –     Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income & Currency Fund Inc.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer of
Global Income & Currency Fund Inc.

Date: August 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Justin C. Ferri
Justin C. Ferri
Chief Executive Officer (principal executive officer) of
Global Income & Currency Fund Inc.

Date: August 19, 2010

By:	/s/ James E. Hillman
James E. Hillman
Chief Financial Officer (principal financial officer) of
Global Income & Currency Fund Inc.

Date: August 19, 2010